CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Panex Resources Inc. (the “Company”) on Form 10-Q for the period ended November 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Gasson, President, Chief Executive Officer of the Company and member of the Board of Directors, certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material aspects, the financial condition and result of operations of the Company.

/s/ Mark Gasson

Mark Gasson

Chief Executive Officer

December 30, 2013